SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 27, 2023

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36081	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut		06484
(Address of Principal Executive Offices)		(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	NNVC	NYSE-American

Item 1.01.	Entry into a Material Definitive Agreement.

On March 27, 2023, NanoViricides, Inc. (the “Company”) entered into a License Agreement (the “Agreement”) with Karveer Meditech Private Limited (“Karveer”) whereby NanoViricides granted to Karveer a limited, non-transferable, exclusive license for the development and commercialization and further use, sale, or offer of sale of the Licensed Product(s) NV-CoV-2 and NV-CoV-2-R (the “Two Clinical Test Drug Candidates”) in the Territory of India, and as part of the drug evaluation and development, Karveer agreed to sponsor the clinical test drug candidates for Phase I and Phase II clinical trials. Pursuant to the Agreement, the Company will reimburse Karveer for all direct and indirect costs incurred for the clinical trials, as well as a customary fee of 30% of such costs. Further pursuant to the Agreement, Karveer shall pay the Company 70% of any invoiced commercial sales of either or both of the Two Clinical Test Drug Candidates to unaffiliated third parties; there will be no minimum royalties, nor any license maintenance fees.

The Company shall have the rights to the data generated by Karveer in the clinical trials for use in other jurisdictions, and Karveer shall provide the Company with applicable reports and data. The license conveyed pursuant to the Agreement shall have no set term, and will continue for the period during which Karveer uses the Company’s proprietary technologies.

The foregoing description of the Agreement is not complete and further is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item. 9.01.	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
10.1	License Agreement between the Company and Karveer *
104	Cover Page Interactive Data File (formatted as Inline XBRL)

*       The Registrant has redacted specific provisions of this Exhibit pursuant Items 601(b)(10) of Regulation S-K.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: March 31, 2023	By:	/s/ Anil Diwan
Name: Anil Diwan Title: Chairman, President